                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 7, 2003



                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



        DELAWARE                    001-16393                 74-2126120
(State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                         Identification Number)



            2101 CITYWEST BLVD.
              HOUSTON, TEXAS                                 77042-2827
(Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (713) 918-8800

ITEM 7.  Financial Statements and Exhibits.

(c)  The following exhibit is being furnished herewith:

         99       News Release, dated July 7, 2003, of BMC Software, Inc.

ITEM 9.  Regulation FD Disclosure

         The following information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         On July 7, 2003, BMC Software, Inc. issued a news release to report its preliminary financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99 hereto.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 7, 2003

                                         BMC SOFTWARE, INC.


                                         By:  /s/ ROBERT H. WHILDEN, JR.
                                              --------------------------------
                                              Robert H. Whilden, Jr.
                                              Senior Vice President, General
                                              Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

   99              News Release, dated July 7, 2003, of BMC Software, Inc.